                                                                    EXHIBIT 28.1



CAPSTEAD MORTGAGE CORPORATION
COLLATERAL SUMMARY AND REMITTANCE REPORT
FOR MONTH ENDING:  25-JUN-01
MASTER SERVICING DIVISION

DEAL REFERENCE                                                                                93-2A                93-2C
                                                                                       ------------------   ------------------
BEGINNING SECURITY BALANCE                                                             $    17,980,113.12   $    55,857,691.90
  Loans Repurchased                                                                                    --                   --
  Scheduled Principal Distribution                                                              34,630.34            98,324.24
  Additional Principal Distribution                                                              8,847.21            12,945.87
  Liquidations Distribution                                                                    531,584.63         1,065,057.07
  Accelerated Prepayments                                                                              --                   --
  Adjustments (Cash)                                                                                   --                   --
  Adjustments (Non-Cash)                                                                               --                   --
  Losses/Foreclosures                                                                                  --                   --
  Special Hazard Account                                                                               --                   --
                                                                                       ------------------   ------------------
                                                             Ending Security Balance   $    17,405,050.94   $    54,681,364.72
                                                                                       ==================   ==================
INTEREST DISTRIBUTION:
Due Certificate Holders                                                                $       109,995.87   $       337,405.87
Compensating Interest                                                                            2,533.82             3,834.66

  Trustee Fee (Tx. Com. Bk.)                                                                       202.28               698.22
  Pool Insurance Premium (PMI Mtg. Ins.)                                                               --                   --
  Pool Insurance (GE Mort. Ins.)                                                                 4,351.19                   --
  Pool Insurance (United Guaranty Ins.)                                                                --                   --
  Backup for Pool Insurance (Fin. Sec. Assur.)                                                         --                   --
  Special Hazard Insurance (Comm. and Ind.)                                                        854.06                   --
  Bond Manager Fee (Capstead)                                                                      284.69               698.22
  Excess Compensating Interest (Capstead)                                                              --                   --
  Administrative Fee (Capstead)                                                                    486.99             2,327.48
  Administrative Fee (Other)                                                                           --                   --
  Excess-Fees                                                                                          --                   --
  Special Hazard Insurance (Aetna Casualty)                                                            --                   --
  Other                                                                                                --                   --
                                                                                       ------------------   ------------------
                                                                          Total Fees             6,179.21             3,723.92
                                                                                       ------------------   ------------------
 Servicing Fee                                                                                   5,337.93            14,493.37
 Interest on Accelerated Prepayments                                                                   --                   --
                                                                                       ------------------   ------------------
                                                         Total Interest Distribution   $       124,046.83   $       359,457.82
                                                                                       ==================   ==================
LOAN COUNT                                                                                             70                  219
WEIGHTED AVERAGE PASS-THROUGH RATE                                                               7.510277             7.330927


DEAL REFERENCE                                                                               93-2D                 93-2E.A
                                                                                       ------------------   ------------------
BEGINNING SECURITY BALANCE                                                             $    31,842,776.63   $    21,773,871.65
  Loans Repurchased                                                                                    --                   --
  Scheduled Principal Distribution                                                             349,347.96           222,800.03
  Additional Principal Distribution                                                             24,639.90            48,096.18
  Liquidations Distribution                                                                    386,544.71           510,971.06
  Accelerated Prepayments                                                                              --                   --
  Adjustments (Cash)                                                                                   --                   --
  Adjustments (Non-Cash)                                                                               --                   --
  Losses/Foreclosures                                                                                  --                   --
  Special Hazard Account                                                                               --                   --
                                                                                       ------------------   ------------------
                                                             Ending Security Balance   $    31,082,244.06   $    20,992,004.38
                                                                                       ==================   ==================
INTEREST DISTRIBUTION:
Due Certificate Holders                                                                $       177,948.51   $       119,486.09
Compensating Interest                                                                            1,192.71             1,148.54

  Trustee Fee (Tx. Com. Bk.)                                                                       398.03               235.88
  Pool Insurance Premium (PMI Mtg. Ins.)                                                               --             4,790.25
  Pool Insurance (GE Mort. Ins.)                                                                 5,126.69                   --
  Pool Insurance (United Guaranty Ins.)                                                                --                   --
  Backup for Pool Insurance (Fin. Sec. Assur.)                                                         --                   --
  Special Hazard Insurance (Comm. and Ind.)                                                            --                   --
  Bond Manager Fee (Capstead)                                                                      464.37               272.17
  Excess Compensating Interest (Capstead)                                                              --                   --
  Administrative Fee (Capstead)                                                                    995.08               771.14
  Administrative Fee (Other)                                                                           --                   --
  Excess-Fees                                                                                          --                   --
  Special Hazard Insurance (Aetna Casualty)                                                            --                   --
  Other                                                                                                --                   --
                                                                                       ------------------   ------------------
                                                                          Total Fees             6,984.17             6,069.44
                                                                                       ------------------   ------------------
 Servicing Fee                                                                                   8,675.50             5,883.60
 Interest on Accelerated Prepayments                                                                   --                   --
                                                                                       ------------------   ------------------
                                                         Total Interest Distribution   $       194,800.89   $       132,587.67
                                                                                       ==================   ==================
LOAN COUNT                                                                                            184                  122
WEIGHTED AVERAGE PASS-THROUGH RATE                                                               6.750965             6.648407

                                                                    EXHIBIT 28.1


CAPSTEAD MORTGAGE CORPORATION
COLLATERAL SUMMARY AND REMITTANCE REPORT
FOR MONTH ENDING:  25-JUN-01
MASTER SERVICING DIVISION

DEAL REFERENCE                                                                               93-2E.B               93-2G
                                                                                       ------------------   ------------------
BEGINNING SECURITY BALANCE                                                             $    65,304,739.31   $    90,317,015.61
  Loans Repurchased                                                                                    --                   --
  Scheduled Principal Distribution                                                             107,584.82           157,784.16
  Additional Principal Distribution                                                              8,210.72            44,323.37
  Liquidations Distribution                                                                    851,963.71           685,753.11
  Accelerated Prepayments                                                                              --                   --
  Adjustments (Cash)                                                                                   --                   --
  Adjustments (Non-Cash)                                                                               --                   --
  Losses/Foreclosures                                                                                  --                   --
  Special Hazard Account                                                                               --                   --
                                                                                       ------------------   ------------------
                                                             Ending Security Balance   $    64,336,980.06   $    89,429,154.97
                                                                                       ==================   ==================
INTEREST DISTRIBUTION:
Due Certificate Holders                                                                $       384,150.88   $       536,066.11
Compensating Interest                                                                            1,784.24             1,541.10

  Trustee Fee (Tx. Com. Bk.)                                                                       707.47             1,016.07
  Pool Insurance Premium (PMI Mtg. Ins.)                                                        14,367.04                   --
  Pool Insurance (GE Mort. Ins.)                                                                       --                   --
  Pool Insurance (United Guaranty Ins.)                                                                --                   --
  Backup for Pool Insurance (Fin. Sec. Assur.)                                                         --                   --
  Special Hazard Insurance (Comm. and Ind.)                                                            --                   --
  Bond Manager Fee (Capstead)                                                                      816.31             1,128.96
  Excess Compensating Interest (Capstead)                                                              --                   --
  Administrative Fee (Capstead)                                                                  2,313.04             3,763.35
  Administrative Fee (Other)                                                                           --                   --
  Excess-Fees                                                                                          --                   --
  Special Hazard Insurance (Aetna Casualty)                                                            --                   --
  Other                                                                                                --                   --
                                                                                       ------------------   ------------------
                                                                          Total Fees            18,203.86             5,908.38
                                                                                       ------------------   ------------------
 Servicing Fee                                                                                  16,981.04            22,430.68
 Interest on Accelerated Prepayments                                                                   --                   --
                                                                                       ------------------   ------------------
                                                         Total Interest Distribution   $       421,120.02   $       565,946.27
                                                                                       ==================   ==================
LOAN COUNT                                                                                            235                  342
WEIGHTED AVERAGE PASS-THROUGH RATE                                                               7.091708             7.142936


DEAL REFERENCE                                                                                1995-A              1996-A
                                                                                       ------------------   ------------------
BEGINNING SECURITY BALANCE                                                             $    18,170,021.95   $    15,813,923.95
  Loans Repurchased                                                                                    --                   --
  Scheduled Principal Distribution                                                              22,223.25            21,537.32
  Additional Principal Distribution                                                              1,945.18             1,605.19
  Liquidations Distribution                                                                    305,935.22         2,279,475.28
  Accelerated Prepayments                                                                              --                   --
  Adjustments (Cash)                                                                                   --                   --
  Adjustments (Non-Cash)                                                                               --                   --
  Losses/Foreclosures                                                                                  --                   --
  Special Hazard Account                                                                               --                   --
                                                                                       ------------------   ------------------
                                                             Ending Security Balance   $    17,839,918.30   $    13,511,306.16
                                                                                       ==================   ==================
INTEREST DISTRIBUTION:
Due Certificate Holders                                                                $       119,358.76   $       101,223.27
Compensating Interest                                                                                  --                   --

  Trustee Fee (Tx. Com. Bk.)                                                                       151.41               197.67
  Pool Insurance Premium (PMI Mtg. Ins.)                                                               --                   --
  Pool Insurance (GE Mort. Ins.)                                                                 6,813.76             4,554.41
  Pool Insurance (United Guaranty Ins.)                                                                --                   --
  Backup for Pool Insurance (Fin. Sec. Assur.)                                                         --                   --
  Special Hazard Insurance (Comm. and Ind.)                                                            --                   --
  Bond Manager Fee (Capstead)                                                                          --                   --
  Excess Compensating Interest (Capstead)                                                          882.53             4,121.08
  Administrative Fee (Capstead)                                                                    472.67               658.94
  Administrative Fee (Other)                                                                           --                   --
  Excess-Fees                                                                                          --                   --
  Special Hazard Insurance (Aetna Casualty)                                                        416.39               362.40
  Other                                                                                                --                   --
                                                                                       ------------------   ------------------
                                                                          Total Fees             8,736.76             9,894.50
                                                                                       ------------------   ------------------
 Servicing Fee                                                                                   5,678.15             4,314.13
 Interest on Accelerated Prepayments                                                                   --                   --
                                                                                       ------------------   ------------------
                                                         Total Interest Distribution   $       133,773.67   $       115,431.90
                                                                                       ==================   ==================
LOAN COUNT                                                                                             86                   59
WEIGHTED AVERAGE PASS-THROUGH RATE                                                               7.882792             7.681074

                                                                    EXHIBIT 28.1


CAPSTEAD MORTGAGE CORPORATION
COLLATERAL SUMMARY AND REMITTANCE REPORT
FOR MONTH ENDING:  25-JUN-01
MASTER SERVICING DIVISION


DEAL REFERENCE                                                                               1996-B               1996-C.1
                                                                                       ------------------   ------------------
BEGINNING SECURITY BALANCE                                                             $    29,606,816.06   $     3,997,810.04
  Loans Repurchased                                                                                    --                   --
  Scheduled Principal Distribution                                                              38,688.13             4,563.11
  Additional Principal Distribution                                                            306,915.57                 5.62
  Liquidations Distribution                                                                  1,114,174.34           201,202.12
  Accelerated Prepayments                                                                              --                   --
  Adjustments (Cash)                                                                                   --                   --
  Adjustments (Non-Cash)                                                                               --                   --
  Losses/Foreclosures                                                                                  --                   --
  Special Hazard Account                                                                               --                   --
                                                                                       ------------------   ------------------
                                                             Ending Security Balance   $    28,147,038.02   $     3,792,039.19
                                                                                       ==================   ==================
INTEREST DISTRIBUTION:
Due Certificate Holders                                                                $       187,975.70   $        26,568.59
Compensating Interest                                                                                  --                   --

  Trustee Fee (Tx. Com. Bk.)                                                                       370.08                49.98
  Pool Insurance Premium (PMI Mtg. Ins.)                                                         8,001.25                   --
  Pool Insurance (GE Mort. Ins.)                                                                       --             1,151.37
  Pool Insurance (United Guaranty Ins.)                                                                --                   --
  Backup for Pool Insurance (Fin. Sec. Assur.)                                                     765.87                   --
  Special Hazard Insurance (Comm. and Ind.)                                                            --                   --
  Bond Manager Fee (Capstead)                                                                          --                   --
  Excess Compensating Interest (Capstead)                                                        3,855.77               271.88
  Administrative Fee (Capstead)                                                                  1,233.63               199.88
  Administrative Fee (Other)                                                                           --                   --
  Excess-Fees                                                                                          --                   --
  Special Hazard Insurance (Aetna Casualty)                                                        856.13                91.62
  Other                                                                                                --                   --
                                                                                       ------------------   ------------------
                                                                          Total Fees            15,082.73             1,764.73
                                                                                       ------------------   ------------------
 Servicing Fee                                                                                   8,885.39             1,249.29
 Interest on Accelerated Prepayments                                                                   --                   --
                                                                                       ------------------   ------------------
                                                         Total Interest Distribution   $       211,943.82   $        29,582.61
                                                                                       ==================   ==================
LOAN COUNT                                                                                            108                   19
WEIGHTED AVERAGE PASS-THROUGH RATE                                                               7.618882             7.974943


DEAL REFERENCE                                                                               1996-C.2             1996-C.3
                                                                                       ------------------   ------------------
BEGINNING SECURITY BALANCE                                                             $    10,404,943.01   $     7,604,972.19
  Loans Repurchased                                                                                    --                   --
  Scheduled Principal Distribution                                                              13,464.76             8,264.23
  Additional Principal Distribution                                                             40,562.97               407.66
  Liquidations Distribution                                                                  1,277,647.57           863,215.95
  Accelerated Prepayments                                                                              --                   --
  Adjustments (Cash)                                                                                   --                   --
  Adjustments (Non-Cash)                                                                               --                   --
  Losses/Foreclosures                                                                                  --                   --
  Special Hazard Account                                                                               --                   --
                                                                                       ------------------   ------------------
                                                             Ending Security Balance   $     9,073,267.71   $     6,733,084.35
                                                                                       ==================   ==================
INTEREST DISTRIBUTION:
Due Certificate Holders                                                                $        66,507.95   $        45,431.73
Compensating Interest                                                                            1,128.46                   --

  Trustee Fee (Tx. Com. Bk.)                                                                        86.71                63.38
  Pool Insurance Premium (PMI Mtg. Ins.)                                                               --                   --
  Pool Insurance (GE Mort. Ins.)                                                                       --                   --
  Pool Insurance (United Guaranty Ins.)                                                                --             2,832.85
  Backup for Pool Insurance (Fin. Sec. Assur.)                                                         --                   --
  Special Hazard Insurance (Comm. and Ind.)                                                            --                   --
  Bond Manager Fee (Capstead)                                                                          --             1,800.83
  Excess Compensating Interest (Capstead)                                                        1,810.75             4,580.92
  Administrative Fee (Capstead)                                                                    216.81               307.23
  Administrative Fee (Other)                                                                           --                   --
  Excess-Fees                                                                                          --                   --
  Special Hazard Insurance (Aetna Casualty)                                                            --               219.91
  Other                                                                                                --                   --
                                                                                       ------------------   ------------------
                                                                          Total Fees             2,114.27             9,805.12
                                                                                       ------------------   ------------------
 Servicing Fee                                                                                   2,440.74             2,376.55
 Interest on Accelerated Prepayments                                                                   --                   --
                                                                                       ------------------   ------------------
                                                         Total Interest Distribution   $        72,191.42   $        57,613.40
                                                                                       ==================   ==================
LOAN COUNT                                                                                             52                   36
WEIGHTED AVERAGE PASS-THROUGH RATE                                                               7.800494             7.452897